UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting of Stockholders (the “Annual Meeting”) of Cytokinetics, Incorporated (the “Company”) held on May 10, 2023 at 10:00 a.m. local time at the Company's headquarters, 350 Oyster Point Blvd., South San Francisco, California 94080, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 95,588,756 shares of the Company’s common stock entitled to vote at the Annual Meeting, 90,554,259 shares of common stock, or 94.73%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 7, 2023.

Proposal 1: Election of Three Class I Directors

The stockholders elected Edward M. Kaye, M.D., Wendell Wierenga, Ph.D. and Nancy J. Wysenski as Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified or their earlier resignation or removal. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
Edward M. Kaye, M.D.	53,747,558	32,769,039	4,037,662
Wendell Wierenga, Ph.D.	78,964,121	7,552,476	4,037,662
Nancy J. Wysenski	81,892,163	4,624,434	4,037,662

Proposal 2: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Permit Director Exculpation

The stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to permit director exculpation. The votes were as follows and votes for the proposal were greater than an absolute majority of the outstanding shares of common stock entitled to vote at the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
84,086,696	2,218,239	211,662	4,037,662

Proposal 3: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Permit the Exculpation of the Senior Officers of the Company

The stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of the senior officers of the Company. The votes were as follows and votes for the proposal were greater than an absolute majority of the outstanding shares of common stock entitled to vote at the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
74,005,479	12,316,276	194,842	4,037,662

Proposal 4: Ratification of Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were as follows:

For	Against	Abstain
88,925,767	1,545,824	82,668

Proposal 5: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
83,090,317	3,278,668	147,612	4,037,662

Proposal 6: Advisory Vote on Frequency of “Say on Pay” Proposal

The stockholders approved, on an advisory basis, 1-Year as the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the related compensation tables and the narrative disclosure to those tables in the Company’s proxy statement). The votes were as follows:

Every 1-Year	Every 2-Years	Every 3-Years	Abstain
86,007,057	25,784	399,295	84,461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	May 11, 2023	By:	/s/ John O. Faurescu
John O. Faurescu, Esq. Vice President, Associate General Counsel & Corporate Secretary